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                                                                    EXHIBIT 10.5

                               APOLLO GROUP, INC.

                           THIRD AMENDED AND RESTATED

                        1994 EMPLOYEE STOCK PURCHASE PLAN

      WHEREAS, Apollo Group, Inc. (the "Company") previously adopted the Apollo Group, Inc. 1994 Employee Stock Purchase Plan ("Prior Plan");

      WHEREAS, the Plan has subsequently been amended on three separate occasions;

      WHEREAS, the Company wishes to amend and restate the Prior Plan because of changes to the financial accounting reporting requirements applicable to employee stock purchase plans that offer employer stock at more than a five percent discount and provide a look-back feature in which the purchase price of the stock is determined by reference to the stock's market value as of the first or last day of an offering period, whichever is less;

      NOW THEREFORE, the Company hereby adopts the Apollo Group, Inc. Amended and Restated 1994 Employee Stock Purchase Plan (the "Plan") effective as of the Offering Period beginning on October 1, 2005 ("Effective Date"), as set forth below.

      1. Purpose. The purpose of the Plan is to encourage stock ownership by employees of the Company and its Subsidiaries and thereby provide employees with an incentive to contribute to the profitability and success of the Company. The Plan, which is intended to qualify as an "employee stock purchase plan" meeting the requirements of Section 423 of the Code, is for the exclusive benefit of eligible employees of the Company and its Subsidiaries.

      2. Definitions. For purposes of the Plan, in addition to the terms defined in Section 1, terms are defined as set forth below:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Cash Account" means the account which shall be a subaccount in the Company's general cash account, maintained on behalf of a Participant by the Company for the purpose of holding cash contributions withheld from payroll pending investment in Stock

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code will be deemed to include successor provisions thereto and regulations thereunder.

         (d) "Custodian" means Smith Barney Inc., or such successor thereto as may be appointed by the Board or its delegate under Section 3(a).

         (e) "Earnings" means that portion of a Participant's salary or wages which is designated as "regular pay" under the payroll system of the Company and its Subsidiaries and

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received by a Participant for services rendered during a specified pay period during which time the Participant participated in the Plan.

         (f) "Enrollment Date" means the first business day of each Offering Period.

         (g) "Fair Market Value" means the closing sale price of Stock reported in the table entitled "Nasdaq National Market Issues" or any successor table in the Wall Street Journal (or, if Stock is then principally traded on a national securities exchange, in the table reporting composite transactions for such exchange) for such date or, if no shares of Stock were traded on that date, on the next preceding day on which there was such a trade.

         (h) "Offering Period" means the three-month period beginning on January 1, April 1, July 1, or October 1 of each year, with the first Offering Period to begin on the first such date after the Company's Stock is publicly traded on the Nasdaq National Market or a national securities exchange.

         (i) "Participant" means an employee of the Company or a Subsidiary who is participating in the Plan.

         (j) "Purchase Date" means the fifth business day after the end of each Offering Period.

         (k) "Purchase Right" means a Participant's option to purchase shares which is deemed to be outstanding during an Offering Period. A Purchase Right represents an "option" as such term is used under Section 423 of the Code.

         (l) "Stock" means the Company's Apollo Education Group Class A common stock, no par value per share, and such other securities as may be substituted or resubstituted for Stock under Section 4.

         (m) "Stock Account" means the account maintained on behalf of the Participant by the Custodian for the purpose of holding Stock acquired upon investment under the Plan.

         (n) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      3. Administration.

         (a) Board Administration. The Plan will be administered by the Board; provided, however, that the Board may delegate any administrative duties and authority (other than authority to amend or terminate the Plan) to any Board committee or to any officers or employees or committee thereof as the Board may designate (in which case references herein to the Board will be deemed to refer to the administrator to which such duties and authority have been delegated). The Board will have full authority to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as it may deem necessary or advisable

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to administer the Plan, to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and rules and regulations thereunder, to furnish to the Custodian such information as the Custodian may require, and to make all other decisions and determinations under the Plan (including determinations relating to eligibility). No person acting in connection with the administration of the Plan will, in that capacity, participate in deciding any matter relating to his or her participation in the Plan.

         (b) The Custodian. The Custodian will act as custodian under the Plan, and will perform such duties as are set forth in the Plan and in any agreement between the Company and the Custodian. The Custodian will establish and maintain, as agent for Participants, Participant Stock accounts and any other subaccounts as may be necessary or desirable for the administration of the Plan.

         (c) Waivers. The Board may waive or modify any requirement that a notice or election be made or filed under the Plan a specified period in advance in an individual case or by adoption of a rule or regulation under the Plan, without the necessity of an amendment to the Plan.

         (d) Other Administrative Provisions. The Company will furnish information from its records as directed by the Board, and such records, including as to a Participant's Earnings, will be conclusive on all persons unless determined by the Board to be incorrect. Each Participant and other person claiming benefits under the Plan must furnish to the Company in writing a current mailing address and any other information as the Board or Custodian may reasonably request. Any communication, statement, or notice mailed with postage prepaid to any such Participant or other person at the last mailing address filed with the Company will be deemed sufficiently given when mailed and will be binding upon the named recipient. The Plan will be administered on a reasonable and nondiscriminatory basis and will apply uniform rules to all persons similarly situated. All Participants will have equal rights and privileges (subject to the terms of the Plan) with respect to Purchase Right outstanding during any given Offering Period in accordance with Code Section 423(b)(5).

      4. Stock Subject to Plan. Subject to adjustment as hereinafter provided, the aggregate number of shares of Stock reserved and available for issuance or which may be otherwise acquired upon exercise of Purchase Rights under the Plan shall be 7,593,750. Any shares of Stock delivered by the Company under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. The number and kind of such shares of Stock subject to the Plan will be proportionately adjusted, as determined by the Board, in the event of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affecting the Stock. If at the end of any Offering Period, the number of shares of Stock with respect to which Purchase Rights are to be exercised exceeds the number of shares of Stock then available under the Plan, the Board shall make a pro rata allocation of the shares of Stock remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

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      5. Enrollment and Contributions.

         (a) Eligibility. An employee of the Company or a Subsidiary may be enrolled in the Plan for any Offering Period if such employee was continuously so employed during the 90 days preceding the Enrollment Date, unless one of the following applies to the employee:

            (i) Such person has been employed for less than one year with the Company or a Subsidiary;

            (ii) Such person is a "highly compensated employee" of the Company within the meaning of Section 414(q) of the Code and was a participant in the Apollo Group, Inc. Long-Term Incentive Plan on September 1, 1994;

            (iii) Such person would, immediately upon enrollment, be deemed to own, for purposes of Section 423(b)(3) of the Code, an aggregate of five percent or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any Subsidiary; or

            (iv) Such person is no longer employed by the Company or a Subsidiary.

      The Company will notify an employee of the date as of which he or she is eligible to enroll in the Plan, and will make available to each eligible employee the necessary enrollment forms.

      Notwithstanding the above, any individual who is employed by the Company or a Subsidiary designated by the Board and who is working outside of the United States shall not be eligible to participate in the Plan if the laws of the country in which the employee is working makes the offer of the Purchase Right or the delivery of Stock under the Plan impractical. Additionally, the offer of the Purchase Right and the delivery of Stock under the Plan shall be effective for any individual who is employed by the Company or a Subsidiary and who is working outside of the United States only after the Company has complied with the applicable laws of the country in which the employee is working.

         (b) Initial Enrollment. An employee who is eligible under Section 5(a) (or who will become eligible on or before a given Enrollment Date) may, after receiving current information about the Plan, initially enroll in the Plan by executing and filing with the Company's Human Resources Office a properly completed enrollment form, including thereon the employee's election as to the rate of payroll contributions for the Offering Period. To be effective for any Offering Period, such properly executed enrollment form must be filed at least 15 days (or such other period determined by the Board, or its delegate under Section (3a)) before the Enrollment Date for the Offering Period.

         (c) Automatic Re-enrollment for Subsequent Offering Periods. A Participant whose enrollment in and payroll contributions under the Plan continues throughout an Offering Period will automatically be reenrolled in the Plan for the next Offering Period unless (i) the

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Participant terminates enrollment before the Enrollment Date for the next
Offering Period in accordance with Section 7(a) or (ii) on such Enrollment Date he or she is ineligible to participate under Section 5(a). The rate of payroll contributions for a Participant who is automatically re-enrolled for an Offering Period will be the same as the rate of payroll contribution in effect at the end of the preceding Offering Period, unless the Participant files a new properly executed enrollment form at least 15 days (or such other period determined by the Board, or its delegate under Section (3a)) before the Enrollment Date for the Offering Period designating a different rate of payroll contribution.

         (d) Payroll Contributions. A Participant will make contributions under the Plan only by means of payroll deductions from Earnings for each payroll period that ends during the Offering Period, at the rate elected by the Participant in his or her enrollment form in effect for that Offering Period (except that such rate may be changed during the Offering Period to the extent permitted below). The rate of payroll contributions elected by a Participant may not be less than one percent of the Participant's Earnings for each payroll period ending during an Offering Period, nor more than the greater of (A) 10 percent of the Participant's year-to-date Earnings, or (B) $3,000 during any full or partial calendar year during which an individual is eligible to participate in the Plan, and only whole percentages may be elected; provided, however, that the Board may specify a lower minimum rate and higher maximum rate or dollar amount, subject to Section 8(c). Notwithstanding the above, a Participant's payroll contributions will be adjusted downward by the Company as necessary to ensure that the limit on the amount of Stock purchased with respect to an Offering Period set forth in Section 6(a)(iii) is not exceeded. A Participant may elect to increase, decrease, or discontinue payroll contributions for a future Offering Period by filing a new properly executed enrollment form at least 15 days (or such other period determined by the Board, or its delegate under Section (3a)) before the Enrollment Date for the Offering Period designating a different rate of payroll contributions. In addition, a Participant may elect to decrease or discontinue payroll contributions during an Offering Period by filing a new properly executed enrollment form, such change to be effective for the next payroll period beginning at least 15 days after such filing.

         (e) Crediting Payroll Contributions to Cash Accounts. All payroll contributions by a Participant under the Plan will be credited to a Cash Account maintained by the Company on behalf of the Participant. The Company will credit payroll contributions to each Participant's Cash Account as soon as practicable after the contributions are withheld from the Participant's Earnings..

         (f) No Interest on Cash Accounts. No amounts of interest will be credited or payable by the Company on payroll contributions or by the Custodian on cash balances in Participant's Cash Accounts pending investment in Stock.

         (g) Effect of Rehiring. If an individual terminates employment with, or ceases to perform services for, the Company and is later rehired by, or again commences performing services for, the Company, the individual will be eligible to participate in the Plan as of the Offering Period next following the date the individual is rehired by, or again commences providing services for, the Company if the period that the individual was separated from employment with, or ceased providing services for, the Company is less than one full calendar year. If the period that the individual was separated from employment with, or ceased providing

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services for, the Company is equal to or greater than one full calendar year, the individual will be eligible to participate in the Plan only after the individual has again satisfied the eligibility requirements set forth in Section 5(a).

      6. Purchases of Stock

         (a) Purchase Rights. Enrollment in the Plan for any Offering Period by a Participant will constitute a grant by the Company of a Purchase Right to such Participant for such Offering Period. Each Purchase Right will be subject to the following terms:

            (i) The Purchase prices at which Stock will be purchased under a Purchase Right will be as specified in Section 6(c).

            (ii) Except as limited in (iii) below, the number of shares of Stock that may be purchased upon exercise of the Purchase Right for an Offering Period will equal the number of shares (including fractional shares) that can be purchased at the purchase price specified in Section 6(c) with the aggregate amount credited to the Participant's Cash Account as of the Purchase Date.

            (iii) The number of shares of Stock subject to a Participant's
                  Purchase Right for any Offering Period will not exceed the number derived by dividing $6,250 by 100% of the Fair Market Value of one share of Stock on the Enrollment Date for the Offering Period.

            (iv) The Purchase Right will be automatically exercised on the Purchase Date for the Offering Period.

            (v) Payments by a Participant for Stock purchased under a Purchase Right will be made only through payroll deduction in accordance with Section 5(d) and (e).

            (vi) The Purchase Right will expire on the earlier of the Purchase Date for the Offering Period or the date on which the Participant's enrollment in the Plan terminates.

         (b) Purchase of Stock. At or as promptly as practicable after the Purchase Date for an Offering Period, amounts credited to each Participant's Cash Account as of such Purchase Date will be applied by the Custodian to the purchase of shares of Stock, in accordance with the terms of the Plan. Shares of Stock will be purchased by the Custodian from the Company. The Shares sold by the Company to the Custodian may be authorized but unissued shares or treasury shares, as permitted under Section 4 hereof. The Custodian will aggregate the amounts in all Cash Accounts when purchasing Stock, and shares so purchased will be allocated to each Participant's Stock Account in proportion to the cash amounts withdrawn from such Participant's Cash Account. Upon completion of purchases in respect of a Purchase Date (which will be completed in not more than 30 days after the Purchase Date), all shares of Stock so purchased for a Participant will be credited to the Participant's Stock Account.

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         (c) Purchase Price. The purchase price of each share of Stock purchased in respect of a Purchase Date will equal 95% of the Fair Market Value of a share of Stock on the Purchase Date.

         (d) Dividend Reinvestment; Other Distributions. Cash dividends on any Stock credited to a Participant's Stock Account will be automatically reinvested in additional shares of Stock; such amounts will not be available in the form of cash to Participants. All cash dividends paid on Stock credited to Participants' Stock Accounts will be paid over by the Company to the Custodian at the dividend payment date. The Custodian will aggregate all purchase of Stock in connection with dividend reinvestment for a given dividend payment date. Purchases of Stock for purposes of dividend reinvestment will be made as promptly as practicable (but not more than 30 days) after a dividend payment date. The Custodian will make such purchases, as directed by the Board, either (i) in transactions on the Nasdaq National Market System, any securities exchange upon which Stock is traded, otherwise in the over-the-counter market, or in negotiated transactions, or (ii) directly from the Company at 100% of the Fair Market Value of a share of Stock on the dividend payment date. Any shares of Stock distributed as a dividend or other distribution in respect of shares of Stock or in connection with a split of the Stock credited to a Participant's Stock Account will be credited to such Account.

         (e) Withdrawals and Transfers. Shares of Stock may be withdrawn from a Participant's Stock Account, in which case one or more certificates for whole shares may be issued in the name of, and delivered to, the Participant, with such Participant receiving cash in lieu of fractional shares based on the Fair Market Value of a share of Stock on the date of withdrawal. Alternatively, whole shares of Stock may be withdrawn from a Participant's Stock Account by means of a transfer to a broker-dealer or financial institution that maintains an account for the Participant, together with the transfer of cash in lieu of fractional shares based on the Fair Market Value of a share of Stock on the date of withdrawal. Participants may not designate any other person to receive shares of Stock withdrawn or transferred under the Plan. A Participant seeking to withdraw or transfer shares of Stock must give instructions to the Custodian in such manner and form as may be prescribed by the Custodian, which instructions will be acted upon as promptly as practicable. Withdrawals and transfers will be subject to any fees imposed in accordance with Section 8(a) hereof.

         (f) Excess Account Balances. If any amounts remain in a Cash Account following a Purchase Date as a result of the limitation set forth in Section 6(a)(iii), or for any other reason, such amounts which resulted from payroll contributions will be returned to the Participant as promptly as practicable.

      7. Termination and Distributions.

         (a) Termination of Enrollment. A Participant's enrollment in the Plan will terminate upon (i) the beginning of any payroll period or Offering Period that begins after he or she files a written notice of termination of enrollment with the Company, provided that such Participant will continue to be deemed to be enrolled with respect to any completed Offering Period for which purchases have not been completed; or (ii) such time as the Participant becomes ineligible to participate under Section 5(a) of the Plan. An employee who files a written notice of termination of enrollment with the Company may again enroll in the Plan as of any

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subsequent Enrollment Date that is at least 90 days after such termination of enrollment if he or she satisfies the eligibility requirements of Section 5(a) as of such Enrollment Date. A Participant's election to discontinue payroll contributions will not constitute a termination of enrollment.

         (b) Distribution. As soon as practicable after a Participant's enrollment in the Plan terminates, amounts in the Participant's Cash Account which resulted from payroll contributions will be repaid to the Participant. If amounts credited to the Participant's Cash Account have not yet been deposited by the Company with the Custodian, the Company rather than the Custodian will make the repayment to the Participant. The Custodian will continue to maintain the Participant's Stock Account for the Participant until the earlier of such time as the Participant directs the sale of all Stock in the Account, withdraws, or transfers all Stock in the Account, or one year after the Participant ceases to be employed by the Company and its Subsidiaries. If a Participant's termination of enrollment results from his or her death, all amounts payable will be paid to his or her estate.

      8. General.

         (a) Costs. Costs and expenses incurred in the administration of the Plan and maintenance of Accounts will be paid by the Company, to the extent provided in this Section 8(a). Any brokerage fees and commissions for the purchase of Stock under the Plan (including Stock purchased upon reinvestment of dividends and distributions) will be paid by the Company, but any brokerage fees and commissions for the sale of Stock under the Plan by a Participant will be borne by such Participant. The rate at which such fees and commissions will be charged to Participants will be determined by the Custodian or any broker-dealer used by the Custodian (including an affiliate of the Custodian), and communicated from time to time to Participants. In addition, the Custodian may impose or pass through a reasonable fee for the withdrawal of Stock in the form of stock certificates (as permitted under Section 6(f)), and reasonable fees for other services unrelated to the purchase of Stock under the Plan, to the extent approved in writing by the Company and communicated to Participants.

         (b) Statements to Participants. The Custodian will reflect payroll contributions, matching allocations (if any), purchases, sales, and withdrawals and transfers of shares of Common Stock and other Plan transactions by appropriate adjustments to the Participant's Accounts. The Custodian will, not less frequently than quarterly, provide or cause to be provided a written statement to the Participant showing the transactions in his or her Accounts and the date thereof, the number of shares of Stock purchased or sold, the aggregate purchase price paid or sales price received, the purchase or sales price per share, the brokerage fees and commissions paid (if any), the total shares held for the Participant's Stock Account (computed to at least three decimal places), and other information.

         (c) Compliance with Section 423. It is the intent of the Company that this Plan comply in all respects with applicable requirements of Section 423 of the Code and regulations thereunder. Accordingly, if any provision of this Plan does not comply with such requirements, such provision will be construed or deemed amended to the extent necessary to conform to such requirements.

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      9. General Provisions.

         (a) Compliance With Legal and Other Requirements. The Plan, the granting and exercising of Purchase Rights hereunder, and the other obligations of the Company and the Custodian under the Plan will be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in its discretion, postpone the issuance or delivery of Stock upon exercise of Purchase Rights until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, or the listing or other required action with respect to any automated quotation system or stock exchange upon which the Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations, designation or listing requirements, or other contractual obligations. The Company may, in its discretion, postpone the issuance or delivery of Stock upon exercise of Purchase Rights until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, or the laws of any country in which employees of the Company and a Subsidiary who are nonresident aliens and who arc eligible to participate reside, or other required action with respect to any automated quotation system or stock exchange upon which the Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate.

         (b) Limits on Encumbering Rights. No right or interest of a Participant under the Plan, including any Purchase Right, may be pledged, encumbered, or hypothecated to or in favor of any party, subject to any lien, obligation, or liability of such Participant, or otherwise assigned, transferred, or disposed of except pursuant to the laws of descent or distribution, and any right of a Participant under the Plan will be exercisable during the Participant's lifetime only by the Participant.

         (c) No Right to Continued Employment. Neither the Plan nor any action taken hereunder, including the grant of a Purchase Right, will be construed as giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any employee's employment at any time.

         (d) Taxes. The Company or any Subsidiary is authorized to withhold from any payment to be made to a Participant, including any payroll and other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan, and a Participant's enrollment in the Plan will be deemed to constitute his or her consent to such withholding. In addition, Participants may be required to advise the Company of sales and other dispositions of Stock acquired under the plan in order to permit the Company to comply with tax laws and to claim any tax deductions to which the Company may be entitled with respect to the Plan. (This provision and other Plan provisions do not set forth an explanation of the tax consequences to Participants under the Plan.)

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         (e) Changes to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any automated quotation system or stock exchange on which the Stock may then be quoted or listed, or if such shareholder approval is necessary in order for the Plan to continue to meet the requirements of Section 423 of the Code, and the Board may otherwise, in its discretion, determine to submit other such actions to shareholders for approval; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant with respect to outstanding Purchase Rights relating to any Offering Period that has been completed prior to such Board action. The foregoing notwithstanding, upon termination of the Plan the Board may (i) elect to terminate all outstanding Purchase Rights at such time as the Board may designate; in the event of such termination of any Purchase Right prior to its exercise, all amounts contributed to the Plan which remain in a Participant's Cash Account will be returned to the Participant (without interest) as promptly as practicable, or (ii) shorten the Offering Period to such period determined by the Board and use amounts credited to a Participant Cash Account to purchase Stock.

         (f) No Rights to Participate; No Shareholder Rights. No Participant or employee will have any claim to participate in the Plan with respect to Offering Periods that have not commenced, and the Company will have no obligation to continue the Plan. No Purchase Right will confer on any Participant any of the rights of a shareholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant (or credited to the Participant's Stock Account).

         (g) Fractional Shares. Unless otherwise determined by the Board, purchases of Stock under the Plan executed by the Custodian may result in the crediting of fractional shares of Stock to the Participant's Stock Account. Such fractional shares will be computed to at least three decimal places. Fractional shares will not, however, be issued by the Company, and certificates representing fractional shares will not be delivered to Participants under any circumstances.

         (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval will be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         (i) Plan Year. The Plan will operate on a plan year which ends December 31 in each year.

         (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan will be determined in accordance with the laws of the State of Arizona, without giving effect to principles of conflicts of laws, and applicable federal law.

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         (k) Effective Date. The Plan, as amended and restated, is effective as of the Effective Date, which is the Offering Period beginning on October 1, 2005.

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